Equity One 2003-4
Term Sheet
Assumptions
-----------
50% Loss Severity, 12 Months Lag, Servicer Advances
Triggers On
Speed is all-in
100% PPC (Voluntary)
Fixed-22 HEP
Arm- 28CPR


Forward Libor      To Call
-------------      -----------------------------------------------------------------------------------------------
                                          AA                      A                     A-                    BBB+
                                   Class M-1              Class M-2              Class M-3               Class M-4
100% PPC
   Break CDR                          15.618                 10.388                  8.974                   7.864
   Cum Loss          168,969,345.46 (16.86%)125,755,666.34 (12.55%)112,008,287.05 (11.18%) 100,769,818.69 (10.06%)
                   -----------------------------------------------------------------------------------------------


Forward Libor
-------------      -----------------------------------------------
                                       BBB                   BBB-
                                 Class B-1              Class B-2
100% PPC
   Break CDR                         7.036                  6.307
   Cum Loss          92,168,154.05 (9.20%)  84,326,075.63 (8.41%)
                   -----------------------------------------------

                   Maturity
                   ------------------------------------------------------------------------------------------------
                                          AA                      A                     A-                    BBB+
                                   Class M-1              Class M-2              Class M-3               Class M-4
100% PPC
   Break CDR                          13.608                    9.2                  7.966                   7.025
   Cum Loss          174,910,543.23 (17.45%)130,631,056.01 (13.04%)116,521,955.32 (11.63%) 105,176,110.36 (10.50%)
                   ------------------------------------------------------------------------------------------------


                   ----------------------------------------------
                                      BBB                   BBB-
                                Class B-1              Class B-2
100% PPC
   Break CDR                        6.376                  5.873
   Cum Loss         97,033,929.27 (9.68%)  90,535,848.16 (9.03%)
                   ----------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Forward Libor
LIBOR_1MO Vector   LIBOR_6MO Vector
    1.12             1.1850
  1.1399             1.2187
  1.1871             1.2526
  1.1853             1.2967
  1.2095             1.3652
  1.2524             1.4459
  1.3151             1.5363
  1.3478             1.6538
  1.4515             1.7839
  1.5793             1.9200
     1.7             2.0450
  1.7774             2.1656
   2.037             2.3028
   2.136             2.3978
  2.2412             2.4992
  2.3438             2.6063
  2.4376             2.7014
   2.538             2.7978
  2.6368             2.9012
  2.7325             3.0131
  2.8338             3.1304
  2.9307             3.2544
  3.0259             3.3695
  3.1232             3.4851
  3.3297             3.6091
  3.4305             3.7073
   3.534             3.8083
   3.636             3.9112

  3.7304             4.0084
  3.8283             4.1073
  3.9255             4.2017
  4.0211             4.2575
  4.1184             4.3139
  4.2129             4.3646
  4.3104             4.4138
  4.4017             4.4567
  4.2637             4.5002
  4.3464             4.5790
  4.4245             4.6624
  4.5018             4.7341
  4.5754             4.8115
  4.6499             4.8867
  4.7248             4.9591
  4.8024             5.0116
   4.874             5.0645
  4.9449             5.1116
  5.0188             5.1636
   5.088             5.2054
  5.0341             5.2486
  5.0995             5.3117
  5.1625             5.3752
  5.2296             5.4358
  5.2885             5.5020
  5.3463             5.5576
  5.4051             5.6155
  5.4643             5.6090
  5.5219             5.6015
   5.582             5.5912
  5.6372             5.5770
   5.691             5.5607
  5.3736             5.5439
   5.417             5.5899
   5.461             5.6309
   5.506             5.6729
   5.545             5.7166
  5.5864             5.7562
  5.6292             5.7961
  5.6683             5.8211
  5.7071             5.8441
  5.7476             5.8695
  5.7856             5.8889
  5.8225             5.9072
  5.7714             5.9275
  5.8056             5.9619
  5.8432             5.9946

  5.8742             6.0269
  5.9042             6.0592
  5.9367             6.0910
  5.9688             6.1233
  5.9991             6.1367
  6.0289             6.1499
   6.059             6.1643
  6.0886             6.1749
  6.1184             6.1836
  6.0516             6.1949
  6.0772             6.2180
  6.1051             6.2433
  6.1283             6.2685
  6.1505             6.2909
  6.1769             6.3149
  6.1976             6.3375
  6.2212             6.3177
  6.2447             6.2959
  6.2648             6.2722
  6.2867             6.2501
  6.3077             6.2244
  6.0774             6.1984
  6.0943             6.2146
  6.1124             6.2329
  6.1279             6.2462
  6.1427             6.2620
   6.159             6.2784
  6.1736             6.2916
  6.1903             6.3292
   6.202             6.3661
   6.217             6.4019
  6.2315             6.4416
   6.243             6.4743
  6.3894             6.5083
   6.403             6.5205
  6.4154             6.5338
    6.43             6.5448
   6.439             6.5553
   6.451             6.5682
   6.462             6.5793
   6.475             6.5549
   6.484             6.5294
   6.495             6.5055
   6.505             6.4800
   6.514             6.4516
   6.323             6.4250